UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-09637

Name of Fund: BlackRock Large Cap Core Plus Fund of BlackRock Large Cap Series Funds, Inc.

Fund Address: 100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock Large Cap Core Plus Fund of BlackRock Large Cap Series Funds, Inc., 55 East 52nd Street, New York, NY 10055

Registrant’s telephone number, including area code: (800) 441-7762

Date of fiscal year end: 09/30/2011

Date of reporting period: 09/30/2011

Item 1 – Report to Stockholders

September 30, 2011

Annual Report
BlackRock Large Cap Core Plus Fund | of BlackRock Large Cap Series Funds, Inc.

Not FDIC Insured ▪ No Bank Guarantee ▪ May Lose Value

2	BLACKROCK LARGE CAP CORE PLUS FUND	SEPTEMBER 30, 2011

Dear Shareholder

Investors have faced one of the most volatile periods in trading history in recent months. Financial markets across the world weathered a storm of whipsaw movements of panic selling and short-lived rebounds of hope as the European debt crisis and concerns about slowing global economic growth dominated headlines and sentiment. Although markets remain volatile and uncertainties abound, BlackRock remains dedicated to finding opportunities and managing risk in this environment.

This shareholder report reflects your fund’s reporting period ended September 30, 2011. The following market review is intended to provide you with additional perspective on the performance of your investments during that period.

One year ago, the global economy appeared to solidly be in recovery mode and investors were optimistic in advance of the second round of quantitative easing from the US Federal Reserve (the “Fed”). Stock markets rallied despite the ongoing sovereign debt crisis in Europe and inflationary pressures looming over emerging markets. Fixed income markets, however, saw yields move sharply upward (pushing prices down) especially on the long end of the historically steep yield curve. While high yield bonds benefited from the risk rally, most fixed income sectors declined in the fourth quarter of 2010. The tax-exempt municipal market faced additional headwinds as it became evident that the Build America Bond program would not be extended and municipal finance troubles burgeoned.

Early 2011 saw spikes of volatility as political turmoil swept across the Middle East/North Africa region and prices of oil and other commodities soared. Natural disasters in Japan disrupted industrial supply chains and concerns mounted regarding US debt and deficit issues. Equities generally performed well early in the year, however, as investors chose to focus on the continuing stream of strong corporate earnings and positive economic data. Credit markets were surprisingly resilient in this environment and yields regained relative stability in 2011. The tax-exempt market saw relief from its headwinds and steadily recovered from its fourth-quarter lows. Equities, commodities and high yield bonds outpaced higher-quality assets as investors increased their risk tolerance.

However, the environment changed dramatically in the middle of the second quarter. Inflationary pressures had intensified in emerging economies, many of which were overheating, and the European debt crisis had continued to escalate. Markets were met with a sharp reversal in May when political unrest in Greece pushed the nation closer to defaulting on its debt, rekindling fears about the broader debt crisis. Concurrently, economic data signaled that the recovery had slowed in the United States and other developed nations. Confidence was further shaken by the prolonged debt ceiling debate in Washington, DC. The downgrade of the US government’s credit rating on August 5 sent financial markets into turmoil. Extreme levels of volatility persisted as investors witnessed financial problems intensify in Italy and Spain and the debt crisis spread to core European nations, France and Germany. Toward the end of the reporting period, economic data out of the United States and Europe grew increasingly bleak. Further compounding concerns about the world economy were indications that growth was slowing in emerging-market nations, including China, a key driver for global growth.

Overall, equities broadly declined while lower-risk investments including US Treasuries, municipal securities and investment grade corporate bonds posted gains for the 6- and 12-month periods ended September 30, 2011. High yield debt posted losses for the 6-month period, but remained in positive territory on a 12-month basis. Continued low short-term interest rates kept yields on money market securities near their all-time lows.

For additional market perspective and investment insight, visit www.blackrock.com/ shareholdermagazine, where you’ll find the most recent issue of our award-winning Shareholder® magazine and its quarterly companion newsletter, Shareholder Perspectives.

Sincerely,

Rob Kapito
President, BlackRock Advisors, LLC

“BlackRock remains dedicated
to finding opportunities
and managing risk in
this environment.”

Rob Kapito
President, BlackRock Advisors, LLC
Total Returns as of September 30, 2011

	6-month	12-month
US large cap equities (S&P 500® Index)	(13.78)%	1.14%
US small cap equities (Russell 2000® Index)	(23.12)	(3.53)
International equities (MSCI Europe, Australasia, Far East Index)	(17.74)	(9.36)
Emerging market equities (MSCI Emerging Markets Index)	(23.45)	(16.15)
3-month Treasury bill (BofA Merrill Lynch 3-Month Treasury Bill Index)	0.05	0.14
US Treasury securities (BofA Merrill Lynch 10- Year US Treasury Index)	16.14	9.28
US investment grade bonds (Barclays Capital US Aggregate Bond Index)	6.20	5.26
Tax-exempt municipal bonds (Barclays Capital Municipal Bond Index)	7.85	3.88
US high yield bonds (Barclays Capital US Corporate High Yield 2% Issuer Capped Index)	(5.12)	1.75

Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

THIS PAGE NOT PART OF YOUR FUND REPORT	3

Fund Summary as of September 30, 2011

Investment Objective

BlackRock Large Cap Core Plus Fund’s (the “Fund”) investment objective is to seek long-term capital growth. In other words, the Fund tries to choose investments that will increase in value.

Portfolio Management Commentary

How did the Fund perform?

•

For the 12-month period ended September 30, 2011, the Fund’s Investor A and Institutional Shares outperformed its benchmark, the Russell 1000® Index, while Investor C Shares underperformed the benchmark.

•

The Fund pursues long-term capital growth by taking long positions (i.e., purchases the security outright) primarily in large cap companies identified as attractive, and short positions (i.e., sells a security that it has borrowed) in such securities identified as overvalued or poised for underperformance.

What factors influenced performance?

•

Both the long and short segments of the portfolio contributed positively to the Fund’s performance for the period. Long positions in the health care, consumer discretionary and financials sectors were the largest contributors to performance.

•

A substantial overweight position in health care aided results as the market flocked to the safety of the defensive sector. At the industry level, strength was notable among pharmaceuticals and biotechnology names, as well as health care providers & services, where a combination of disciplined pricing and muted medical cost trends resulted in rising earnings expectations for managed care organizations — a segment in which the Fund was overweight.

•

Specialty retail topped the list of industry leaders in consumer discretionary, as key Fund holdings posted strong results thanks to continued sales and margin improvements. The media industry was also a standout, outperforming on strong advertising trends. Advertising expenditures by consumer-related businesses continued to rise as corporations transitioned their focus from cost reduction to revenue growth amid a slow-growth consumer environment. Additionally, a surge in competing media distribution platforms has driven demand for premium content, thereby granting pricing power to select content providers.

•

In financials, a significant underweight position was beneficial as macroeconomic and regulatory uncertainties continued to plague the sector. In general, the ongoing European sovereign debt crisis, coupled with a still-evolving regulatory paradigm, creates numerous concerns for us and, thus, we remain broadly on the sidelines.

•	Aiding Fund returns on the short side of the portfolio were positions in the consumer discretionary and information technology (IT) sectors.

•

Conversely, long positions in the IT and telecommunication services (telecom) sectors detracted from performance. Within the IT sector, stock selection was the primary detractor from performance relative to the benchmark index. In particular, the Fund was underweight in key large-cap technology names within the benchmark that outperformed. At the same time, the portfolio was overweight in the semiconductors & semiconductor equipment industry, which struggled during the period. Whereas semiconductors benefited in the first half of 2011 from a tight supply environment and favorable industry trends (e.g., smartphone/tablet adoption and wireless infrastructure build-outs), the final three months of the reporting period saw an inventory correction, partly due to buffer inventories that were built in the aftermath of the Japan earthquake. The industry’s inventory issues were exacerbated by slowing demand trends, a by-product of broader macroeconomic uncertainty.

•

In telecom, the Fund’s preference for wireless holdings had a negative impact on returns as the wireless segment underperformed late in the period on disappointing quarterly results that included a surprising uptick in the competitive environment and customer churn rates. Additionally, the Fund’s weighting principally comprises leveraged, turnaround stories in the wireless space. Core holdings were rewarded over several quarters as they demonstrated progress in their turnarounds, but then were hit hard by weak results in the third quarter of 2011.

•	Detracting from Fund returns on the short side were positions in consumer staples and industrials.

Describe recent portfolio activity.

•

In the long segment of the portfolio, we increased exposure to the IT, consumer staples, materials and health care sectors. We reduced the Fund’s weightings in industrials, utilities, consumer discretionary and financials.

Describe portfolio positioning at period end.

•

At period end, the largest sector overweights relative to the benchmark (on a net basis) were in IT, health care and consumer discretionary, while the largest underweight was in financials, followed by industrials and energy. As always, we rely on a disciplined investment process and a belief in the importance of portfolio construction and risk management to strive to deliver consistent outperformance over the long term.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

4	BLACKROCK LARGE CAP CORE PLUS FUND	SEPTEMBER 30, 2011

Total Return Based on a $10,000 Investment

[1]	Assuming maximum sales charges, if any, transaction costs and other operating expenses, including advisory fees. Institutional Shares do not have a sales charge.

[2]	The Fund invests by establishing long and short positions in a diversified portfolio of equity securities issued primarily by large cap companies located in the United States.

[3]

This unmanaged broad-based index measures the performance of the 1,000 largest companies in the Russell 3000® Index, which represents approximately 90% of the total market capitalization of the Russell 3000® Index.

[4]	Commencement of operations.

Performance Summary for the Period Ended September 30, 2011

		Average Annual Total Returns[5]
		1 Year		Since Inception[6]
	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
Institutional	(18.25)%	1.63%	N/A	(4.87)%	N/A
Investor A	(18.29)	1.39	(3.94)%	(5.13)	(6.48)%
Investor C	(18.61)	0.64	(0.36)	(5.82)	(5.82)
Russell 1000® Index	(14.58)	0.91	N/A	(4.07)	N/A

[5]

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 6 for a detailed description of share classes, including any related sales charges and fees.

[6]	The Fund commenced operations on December 19, 2007.

N/A — Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Expense Example

	Actual			Hypothetical[2]
	Beginning Account Value April 1, 2011	Ending Account Value September 30, 2011	Expenses Paid During the Period[1]	Beginning Account Value April 1, 2011	Ending Account Value September 30, 2011	Expenses Paid During the Period[1]	Annualized Expense Ratio
Institutional	$1,000.00	$817.50	$9.52	$1,000.00	$1,014.59	$10.56	2.09%
Investor A	$1,000.00	$817.10	$10.84	$1,000.00	$1,013.14	$12.01	2.38%
Investor C	$1,000.00	$813.90	$13.87	$1,000.00	$1,009.78	$15.37	3.05%

[1]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period shown).

[2]

Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on page 6 for further information on how expenses were calculated.

BLACKROCK LARGE CAP CORE PLUS FUND	SEPTEMBER 30, 2011	5

About Fund Performance

•	Institutional Shares are not subject to any sales charge. Institutional Shares bear no ongoing distribution or service fees and are available only to eligible investors.

•	Investor A Shares incur a maximum initial sales charge (front-end load) of 5.25% and a service fee of 0.25% per year (but no distribution fee).

•

Investor C Shares are subject to a 1.00% contingent deferred sales charge (“CDSC”) if redeemed within one year of purchase. In addition, Investor C Shares are subject to a distribution fee of 0.75% and a service fee of 0.25% per year.

Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Refer to www.blackrock.com/funds to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in the performance table on the previous page assume reinvestment of all dividends and capital gain distributions, if any, at net asset value on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders. The Fund’s investment advisor waived and/or reimbursed a portion of the Fund’s expenses. Without such waiver and/or reimbursement, the Fund’s performance would have been lower. The investment advisor is under no obligation to continue to waive and/or reimburse the Fund’s expenses.

Disclosure of Expenses

Shareholders of the Fund may incur the following charges: (a) expenses related to transactions, including sales charges and exchange fees; and (b) operating expenses, including advisory fees, service and distribution fees, including 12b-1 fees and other Fund expenses. The expense examples on the previous page (which are based on a hypothetical investment of $1,000 invested on April 1, 2011 and held through September 30, 2011) are intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The table provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the heading entitled “Expenses Paid During the Period.”

The table also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in this Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds’ shareholder reports.

The expenses shown in the table are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges or exchange fees, if any. Therefore, the hypothetical example is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

6	BLACKROCK LARGE CAP CORE PLUS FUND	SEPTEMBER 30, 2011

Portfolio Information

As of September 30, 2011

Ten Largest Holdings	Percent of Long-Term Investments
Microsoft Corp.	3%
Pfizer, Inc.	2
Apple, Inc.	2
Exxon Mobil Corp.	2
Philip Morris International, Inc.	2
Bristol-Myers Squibb Co.	2
UnitedHealth Group, Inc.	1
Eli Lilly & Co.	1
Biogen Idec, Inc.	1
WellPoint, Inc.	1

Sector Allocation	Percent of Long-Term Investments
Information Technology	26%
Health Care	20
Consumer Discretionary	17
Consumer Staples	9
Energy	7
Materials	7
Industrials	5
Financials	4
Telecommunication Services	3
Utilities	2

Ten Largest Investments Sold Short	Percent of Investments Sold Short
Sears Holdings Corp.	1%
Dominion Resources, Inc.	1
PepsiCo, Inc.	1
The Southern Co.	1
C.H. Robinson Worldwide, Inc.	1
Goodrich Corp.	1
Amazon.com, Inc.	1
American Tower Corp., Class A	1
El Paso Corp.	1
Cognizant Technology Solutions Corp.	1

Sector Allocation	Percent of Investments Sold Short
Consumer Discretionary	16%
Industrials	16
Information Technology	12
Energy	11
Materials	10
Consumer Staples	10
Financials	9
Health Care	7
Utilities	5
Telecommunication Services	4

For Fund compliance purposes, the Fund’s sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by Fund management. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

BLACKROCK LARGE CAP CORE PLUS FUND	SEPTEMBER 30, 2011	7

Schedule of Investments September 30, 2011	(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Consumer Discretionary — 21.6%
Auto Components — 1.0%
TRW Automotive Holdings Corp. (a)(b)	10,100	$330,573
Diversified Consumer Services — 5.1%
Apollo Group, Inc., Class A (a)(b)	10,400	411,944
Career Education Corp. (a)	33,700	439,785
Education Management Corp. (a)	30,600	454,104
ITT Educational Services, Inc. (a)(b)	7,600	437,608
		1,743,441
Household Durables — 1.1%
Tempur-Pedic International, Inc. (a)(b)	7,100	373,531
Internet & Catalog Retail — 1.3%
Expedia, Inc.	16,500	424,875
Leisure Equipment & Products — 1.4%
Polaris Industries, Inc.	9,200	459,724
Media — 4.3%
CBS Corp., Class B	23,800	485,044
DISH Network Corp., Class A (a)(b)	18,300	458,598
Time Warner Cable, Inc.	8,500	532,695
		1,476,337
Multiline Retail — 0.7%
Dillard’s, Inc., Class A	5,500	239,140
Specialty Retail — 5.4%
Bed Bath & Beyond, Inc. (a)	900	51,579
Chico’s FAS, Inc.	25,300	289,179
Foot Locker, Inc. (b)	23,200	466,088
GameStop Corp., Class A (a)(b)	19,400	448,140
PetSmart, Inc. (b)	11,100	473,415
Williams-Sonoma, Inc.	3,800	117,002
		1,845,403
Textiles, Apparel & Luxury Goods — 1.3%
Coach, Inc. (b)	8,700	450,921
Total Consumer Discretionary		7,343,945
Consumer Staples — 11.8%
Beverages — 3.0%
The Coca-Cola Co.	1,000	67,560
Coca-Cola Enterprises, Inc.	19,400	482,672
Constellation Brands, Inc., Class A (a)	26,100	469,800
		1,020,032
Food & Staples Retailing — 2.9%
The Kroger Co. (b)	21,400	469,944
Walgreen Co.	16,100	529,529
		999,473
Food Products — 0.2%
Smithfield Foods, Inc. (a)	3,200	62,400
Household Products — 0.6%
The Procter & Gamble Co. (b)	3,400	214,812
Personal Products — 1.4%
Herbalife Ltd. (a)	8,600	460,960
Tobacco — 3.7%
Lorillard, Inc.	3,500	387,450
Philip Morris International, Inc. (b)	13,900	867,082
		1,254,532
Total Consumer Staples		4,012,209

Common Stocks	Shares	Value
Energy — 8.8%
Oil, Gas & Consumable Fuels — 8.8%
Chevron Corp.	2,900	$268,308
ConocoPhillips	900	56,988
Exxon Mobil Corp. (b)	12,500	907,875
Marathon Oil Corp. (b)	23,100	498,498
Murphy Oil Corp. (b)	7,000	309,120
Tesoro Corp. (a)(b)	24,300	473,121
Valero Energy Corp. (b)	26,600	472,948
Total Energy		2,986,858
Financials — 5.5%
Consumer Finance — 2.4%
Capital One Financial Corp.	8,700	344,781
Discover Financial Services, Inc. (b)	21,200	486,328
		831,109
Diversified Financial Services — 1.4%
The NASDAQ OMX Group, Inc. (a)	20,000	462,800
Insurance — 1.7%
American Financial Group, Inc. (b)	15,200	472,264
Assurant, Inc.	1,700	60,860
Symetra Financial Corp.	5,400	44,010
		577,134
Total Financials		1,871,043
Health Care — 25.6%
Biotechnology — 4.1%
Biogen Idec, Inc. (a)(b)	5,900	549,585
Myriad Genetics, Inc. (a)	22,500	421,650
United Therapeutics Corp. (a)(b)	11,600	434,884
		1,406,119
Health Care Equipment & Supplies — 1.6%
Baxter International, Inc. (b)	4,800	269,472
Hill-Rom Holdings, Inc.	9,000	270,180
		539,652
Health Care Providers & Services — 11.1%
AMERIGROUP Corp. (a)(b)	9,800	382,298
Aetna, Inc. (b)	13,400	487,090
AmerisourceBergen Corp. (b)	12,300	458,421
Cardinal Health, Inc. (b)	3,500	146,580
Coventry Health Care, Inc. (a)(b)	15,300	440,793
Health Management Associates, Inc., Class A (a)	61,300	424,196
Humana, Inc.	3,700	269,101
UnitedHealth Group, Inc. (b)	13,200	608,784
WellPoint, Inc. (b)	8,300	541,824
		3,759,087
Life Sciences Tools & Services — 0.2%
Agilent Technologies, Inc. (a)	2,100	65,625
Pharmaceuticals — 8.6%
Bristol-Myers Squibb Co. (b)	22,200	696,636
Eli Lilly & Co. (b)	16,400	606,308
Forest Laboratories, Inc. (a)(b)	15,900	489,561
Johnson & Johnson	3,300	210,243
Pfizer, Inc. (b)	52,700	931,736
		2,934,484
Total Health Care		8,704,967

See Notes to Financial Statements.

8	BLACKROCK LARGE CAP CORE PLUS FUND	SEPTEMBER 30, 2011

Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Industrials — 6.9%
Aerospace & Defense — 4.4%
General Dynamics Corp. (b)	8,400	$477,876
Lockheed Martin Corp. (b)	7,100	515,744
Northrop Grumman Corp.	9,600	500,736
		1,494,356
Construction & Engineering — 2.0%
Chicago Bridge & Iron Co. NV	10,300	294,889
KBR, Inc. (b)	16,100	380,443
		675,332
Industrial Conglomerates — 0.5%
General Electric Co.	12,400	188,976
Total Industrials		2,358,664
Information Technology — 34.0%
Communications Equipment — 2.0%
EchoStar Corp., Class A (a)(b)	19,300	436,373
Motorola Solutions, Inc.	6,000	251,400
		687,773
Computers & Peripherals — 6.5%
Apple, Inc. (a)(b)	2,400	914,832
Dell, Inc. (a)(b)	38,100	539,115
Lexmark International, Inc., Class A (a)	7,100	191,913
Seagate Technology Plc	10,400	106,912
Western Digital Corp. (a)(b)	18,000	462,960
		2,215,732
Electronic Equipment, Instruments & Components — 1.3%
Vishay Intertechnology, Inc. (a)	52,000	434,720
IT Services — 4.5%
Global Payments, Inc. (b)	11,700	472,563
International Business Machines Corp. (b)	2,100	367,563
SAIC, Inc. (a)	21,400	252,734
The Western Union Co. (b)	29,500	451,055
		1,543,915
Internet Software & Services — 1.4%
Google, Inc., Class A (a)	100	51,438
Rackspace Hosting, Inc. (a)(b)	12,700	433,578
		485,016
Semiconductors & Semiconductor Equipment — 10.9%
Altera Corp. (b)	13,400	422,502
Applied Materials, Inc. (b)	48,000	496,800
Cypress Semiconductor Corp. (a)	5,700	85,329
Fairchild Semiconductor International, Inc. (a)	35,900	387,720
Intersil Corp., Class A	21,700	223,293
LSI Corp. (a)	66,100	342,398
Maxim Integrated Products, Inc. (b)	20,600	480,598
NVIDIA Corp. (a)	34,200	427,500
Novellus Systems, Inc. (a)(b)	14,900	406,174
Teradyne, Inc. (a)	37,700	415,077
		3,687,391

Common Stocks	Shares	Value
Information Technology (concluded)
Software — 7.4%
Activision Blizzard, Inc. (b)	39,100	$465,290
Cadence Design Systems, Inc. (a)	49,000	452,760
Microsoft Corp. (b)	44,200	1,100,138
Symantec Corp. (a)	30,600	498,780
		2,516,968
Total Information Technology		11,571,515
Materials — 8.4%
Chemicals — 3.8%
Ashland, Inc. (b)	10,400	459,056
CF Industries Holdings, Inc.	3,400	419,526
LyondellBasell Industries NV, Class A	17,400	425,082
		1,303,664
Containers & Packaging — 0.4%
Sealed Air Corp.	7,900	131,930
Metals & Mining — 1.2%
Alcoa, Inc. (b)	41,000	392,370
Paper & Forest Products — 3.0%
Domtar Corp. (b)	6,500	443,105
International Paper Co.	19,700	458,025
MeadWestvaco Corp. (b)	5,200	127,712
		1,028,842
Total Materials		2,856,806
Telecommunication Services — 4.0%
Diversified Telecommunication Services — 0.6%
AT&T, Inc.	6,700	191,084
Wireless Telecommunication Services — 3.4%
MetroPCS Communications, Inc. (a)(b)	42,900	373,659
Sprint Nextel Corp. (a)	127,500	387,600
Telephone & Data Systems, Inc.	18,800	399,500
		1,160,759
Total Telecommunication Services		1,351,843
Utilities — 2.6%
Independent Power Producers & Energy Traders — 2.6%
The AES Corp. (a)(b)	45,100	440,176
NRG Energy, Inc. (a)(b)	21,100	447,531
Total Utilities		887,707
Total Long-Term Investments (Cost — $50,764,890) — 129.2%		43,945,557

Short-Term Securities
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.09% (c)(d)	202,841	202,841
Total Short-Term Securities (Cost — $202,841) — 0.6%		202,841
Total Investments Before Investments Sold Short (Cost — $50,967,731*) — 129.8%		44,148,398

See Notes to Financial Statements.

BLACKROCK LARGE CAP CORE PLUS FUND	SEPTEMBER 30, 2011	9

Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

Investments Sold Short	Shares	Value
Consumer Discretionary — (5.2)%
Auto Components — (0.3)%
Johnson Controls, Inc.	3,900	$(102,843)
Automobiles — (0.6)%
Tesla Motors, Inc.	4,200	(102,438)
Thor Industries, Inc.	4,200	(93,030)
		(195,468)
Hotels, Restaurants & Leisure — (0.8)%
Carnival Corp.	3,300	(99,990)
Las Vegas Sands Corp.	2,500	(95,850)
Marriott International, Inc., Class A	800	(21,792)
Starwood Hotels & Resorts Worldwide, Inc.	1,300	(50,466)
		(268,098)
Household Durables — (0.4)%
Lennar Corp., Class A	7,000	(94,780)
MDC Holdings, Inc.	2,800	(47,432)
		(142,212)
Internet & Catalog Retail — (0.6)%
Amazon.com, Inc.	500	(108,115)
Priceline.com, Inc.	200	(89,892)
		(198,007)
Leisure Equipment & Products — (0.1)%
Hasbro, Inc.	800	(26,088)
Media — (0.7)%
Central European Media Enterprises Ltd., Class A	3,900	(30,459)
DreamWorks Animation SKG, Inc., Class A	5,600	(101,808)
Thomson Reuters Corp.	3,600	(97,344)
		(229,611)
Multiline Retail — (0.6)%
Dollar General Corp.	2,800	(105,728)
Sears Holdings Corp.	2,000	(115,040)
		(220,768)
Specialty Retail — (0.5)%
CarMax, Inc.	4,300	(102,555)
TJX Cos., Inc.	1,500	(83,205)
		(185,760)
Textiles, Apparel & Luxury Goods — (0.6)%
Hanesbrands, Inc.	3,800	(95,038)
Nike, Inc., Class B	1,200	(102,612)
		(197,650)
Total Consumer Discretionary		(1,766,505)
Consumer Staples — (3.0)%
Beverages — (1.1)%
Fortune Brands, Inc.	1,800	(97,344)
Central European Distribution Corp.	7,000	(49,070)
The Coca-Cola Co.	1,500	(101,340)
PepsiCo, Inc.	1,800	(111,420)
		(359,174)
Food & Staples Retailing — (0.3)%
Sysco Corp.	4,000	(103,600)

Investments Sold Short	Shares	Value
Consumer Staples (concluded)
Food Products — (1.6)%
Archer-Daniels-Midland Co.	3,700	$(91,797)
Bunge Ltd.	900	(52,461)
General Mills, Inc.	2,700	(103,869)
Green Mountain Coffee Roasters, Inc.	1,100	(102,234)
Kellogg Co.	1,900	(101,061)
Kraft Foods, Inc., Class A	3,000	(100,740)
		(552,162)
Total Consumer Staples		(1,014,936)
Energy — (3.2)%
Energy Equipment & Services — (0.6)%
Cameron International Corp.	2,000	(83,080)
FMC Technologies, Inc.	600	(22,560)
Schlumberger Ltd.	1,700	(101,541)
		(207,181)
Oil, Gas & Consumable Fuels — (2.6)%
Alpha Natural Resources, Inc.	3,500	(61,915)
Brigham Exploration Co.	1,000	(25,260)
Concho Resources, Inc.	1,200	(85,368)
Continental Resources, Inc.	1,800	(87,066)
EOG Resources, Inc.	1,400	(99,414)
EXCO Resources, Inc.	8,700	(93,264)
El Paso Corp.	6,100	(106,628)
Newfield Exploration Co.	2,100	(83,349)
Peabody Energy Corp.	2,000	(67,760)
Pioneer Natural Resources Co.	1,400	(92,078)
Ultra Petroleum Corp.	2,400	(66,528)
		(868,630)
Total Energy		(1,075,811)
Financials — (2.7)%
Capital Markets — (0.8)%
Affiliated Managers Group, Inc.	1,200	(93,660)
Northern Trust Corp.	2,200	(76,956)
T. Rowe Price Group, Inc.	2,000	(95,540)
		(266,156)
Consumer Finance — (0.4)%
American Express Co.	2,300	(103,270)
Green Dot Corp.	900	(28,188)
		(131,458)
Insurance — (1.5)%
Aflac, Inc.	2,900	(101,355)
Aon Corp.	2,200	(92,356)
Berkshire Hathaway, Inc.	1,500	(106,560)
Marsh & McLennan Cos., Inc.	3,800	(100,852)
The Progressive Corp.	6,000	(106,560)
		(507,683)
Total Financials		(905,297)
Health Care — (2.1)%
Biotechnology — (1.0)%
Celgene Corp.	1,000	(61,920)
Dendreon Corp.	10,200	(91,800)
Human Genome Sciences, Inc.	8,000	(101,520)
Vertex Pharmaceuticals, Inc.	2,000	(89,080)
		(344,320)

See Notes to Financial Statements.

10	BLACKROCK LARGE CAP CORE PLUS FUND	SEPTEMBER 30, 2011

Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

Investments Sold Short	Shares	Value
Health Care (concluded)
Health Care Providers & Services — (0.3)%
Express Scripts, Inc.	2,700	$(100,089)
Health Care Technology — (0.3)%
Allscripts Healthcare Solutions, Inc.	5,500	(99,110)
Pharmaceuticals — (0.5)%
Allergan, Inc.	1,200	(98,856)
Hospira, Inc.	2,300	(85,100)
		(183,956)
Total Health Care		(727,475)
Industrials — (4.6)%
Aerospace & Defense — (0.9)%
Goodrich Corp.	900	(108,612)
Precision Castparts Corp.	600	(93,276)
Spirit Aerosystems Holdings, Inc., Class A	6,200	(98,890)
		(300,778)
Air Freight & Logistics — (0.5)%
C.H. Robinson Worldwide, Inc.	1,600	(109,552)
United Parcel Service, Inc., Class B	1,100	(69,465)
		(179,017)
Construction & Engineering — (0.3)%
AECOM Technology Corp.	5,000	(88,350)
Electrical Equipment — (0.4)%
Emerson Electric Co.	1,600	(66,096)
GrafTech International Ltd.	6,400	(81,280)
		(147,376)
Industrial Conglomerates — (0.3)%
Danaher Corp.	2,400	(100,656)
Machinery — (0.9)%
Cummins, Inc.	1,200	(97,992)
Deere & Co.	1,400	(90,398)
Illinois Tool Works, Inc.	600	(24,960)
PACCAR, Inc.	3,000	(101,460)
		(314,810)
Professional Services — (0.7)%
IHS, Inc.	1,300	(97,253)
Manpower, Inc.	2,500	(84,050)
Verisk Analytics, Inc., Class A	1,900	(66,063)
		(247,366)
Trading Companies & Distributors — (0.6)%
Fastenal Co.	3,000	(99,840)
MSC Industrial Direct Co., Class A	1,700	(95,982)
		(195,822)
Total Industrials		(1,574,175)
Information Technology — (3.4)%
Communications Equipment — (0.8)%
Ciena Corp.	7,800	(87,360)
F5 Networks, Inc.	1,300	(92,365)
Juniper Networks, Inc.	5,200	(89,752)
		(269,477)
IT Services — (0.3)%
Cognizant Technology Solutions Corp.	1,700	(106,590)

Investments Sold Short	Shares	Value
Information Technology (concluded)
Internet Software & Services — (0.9)%
Akamai Technologies, Inc.	4,400	$(87,472)
Google, Inc., Class A	200	(102,876)
WebMD Health Corp.	700	(21,105)
Yahoo!, Inc.	7,400	(97,384)
		(308,837)
Semiconductors & Semiconductor Equipment — (0.7)%
Broadcom Corp., Class A	3,000	(99,870)
Cree, Inc.	2,800	(72,744)
First Solar, Inc.	1,100	(69,531)
		(242,145)
Software — (0.7)%
Citrix Systems, Inc.	800	(43,624)
Rovi Corp.	2,400	(103,152)
Salesforce.com, Inc.	900	(102,852)
		(249,628)
Total Information Technology		(1,176,677)
Materials — (3.0)%
Chemicals — (0.9)%
Air Products & Chemicals, Inc.	400	(30,548)
E.I. du Pont de Nemours & Co.	400	(15,988)
Intrepid Potash, Inc.	2,800	(69,636)
Praxair, Inc.	1,000	(93,480)
The Scotts Miracle-Gro Co.	2,200	(98,120)
		(307,772)
Construction Materials — (0.3)%
Martin Marietta Materials, Inc.	1,600	(101,152)
Metals & Mining — (1.8)%
AK Steel Holding Corp.	15,400	(100,716)
Allegheny Technologies, Inc.	2,200	(81,378)
Molycorp, Inc.	2,000	(65,740)
Schnitzer Steel Industries, Inc.	2,500	(92,000)
Southern Copper Corp.	3,500	(87,465)
United States Steel Corp.	3,800	(83,638)
Walter Energy, Inc.	1,600	(96,016)
		(606,953)
Total Materials		(1,015,877)
Telecommunication Services — (1.1)%
Diversified Telecommunication Services — (0.3)%
CenturyLink, Inc.	3,200	(105,984)
Wireless Telecommunication Services — (0.8)%
American Tower Corp., Class A	2,000	(107,600)
Clearwire Corp.	22,600	(52,658)
Crown Castle International Corp.	2,500	(101,675)
		(261,933)
Total Telecommunication Services		(367,917)

See Notes to Financial Statements.

BLACKROCK LARGE CAP CORE PLUS FUND	SEPTEMBER 30, 2011	11

Schedule of Investments (concluded)	(Percentages shown are based on Net Assets)

Investments Sold Short	Shares	Value
Utilities — (1.4)%
Electric Utilities — (0.9)%
PPL Corp.	3,500	$(99,890)
Progress Energy, Inc.	2,000	(103,440)
The Southern Co.	2,600	(110,162)
		(313,492)
Independent Power Producers & Energy Traders — (0.2)%
Ormat Technologies, Inc.	3,500	(56,280)
Multi-Utilities — (0.3)%
Dominion Resources, Inc.	2,200	(111,694)
Total Utilities		(481,466)
Total Investments Sold Short (Proceeds — $12,381,815) — (29.7)%		(10,106,136)
Total Investments, Net of Investments Sold Short — 100.1%		34,042,262
Liabilities in Excess of Other Assets — (0.1)%		(19,262)
Net Assets — 100.0%		$34,023,000

*	The cost and unrealized appreciation (depreciation) of investments as of September 30, 2011, as computed for federal income tax purposes, were as follows:

Aggregate cost	$51,990,284
Gross unrealized appreciation	$508,718
Gross unrealized depreciation	(8,350,604)
Net unrealized depreciation	$(7,841,886)

(a)	Non-income producing security.

(b)	All or a portion of security has been pledged as collateral in connection with short sales.

(c)	Investments in companies considered to be an affiliate of the Fund during the year, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at September 30, 2010	Net Activity	Shares Held at September 30, 2011	Income
BlackRock Liquidity Funds, TempFund, Institutional Class	154,214	48,627	202,841	$290

(d)	Represents the current yield as of report date.

•

For Fund compliance purposes, the Fund’s sector and industry classifications refer to any one or more of the sector and industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by Fund management. These definitions may not apply for purposes of this report, which may combine such sector and industry sub-classifications for reporting ease.

•	Fair Value Measurements — Various inputs are used in determining the fair value of investments. These inputs are categorized in three broad levels for financial statement purposes as follows:

• Level 1 — price quotations in active markets/exchanges for identical assets and liabilities

•

Level 2 — other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments)

The categorization of a value determined for investments is based on the pricing transparency of the investment and does not necessarily correspond to the Fund’s perceived risk of investing in those securities. For information about the Fund’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following table summarizes the inputs used as of September 30, 2011 in determining the fair valuation of the Fund’s investments:

Valuation Inputs	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments[1]	$43,945,557	—	—	$43,945,557
Short-Term Securities	202,841	—	—	202,841
Liabilities:
Investments:
Investments Sold Short[1]	(10,106,136)	—	—	(10,106,136)
Total	$34,042,262	—	—	$34,042,262

[1]	See above Schedule of Investments for values in each industry.

See Notes to Financial Statements.

12	BLACKROCK LARGE CAP CORE PLUS FUND	SEPTEMBER 30, 2011

Statement of Assets and Liabilities

September 30, 2011
Assets
Investments at value — unaffiliated (cost — $50,764,890)	$43,945,557
Investments at value — affiliated (cost — $202,841)	202,841
Cash	62,025
Investments sold receivable	424,339
Capital shares sold receivable	173,047
Dividends receivable	28,845
Prepaid expenses	6,198
Total assets	44,842,852

Liabilities
Payable to broker for short sales	9,890
Investments sold short at value (proceeds — $12,381,815)	10,106,136
Investments purchased payable	531,216
Capital shares redeemed payable	38,329
Investment advisory fees payable	30,624
Service and distribution fees payable	8,197
Dividends on short sales payable	6,857
Other affiliates payable	55
Officer’s and Directors’ fees payable	12
Other accrued expenses payable	88,536
Total liabilities	10,819,852
Net Assets	$34,023,000

Net Assets Consist of
Paid-in capital	$45,804,151
Accumulated net investment loss	(925)
Accumulated net realized loss	(7,236,572)
Net unrealized appreciation/depreciation	(4,543,654)
Net Assets	$34,023,000

Net Asset Value
Institutional — Based on net assets of $16,687,716 and 2,056,518 shares outstanding, 400 million shares authorized, $0.10 par value	$8.11
Investor A — Based on net assets of $10,749,460 and 1,336,814 shares outstanding, 300 million shares authorized, $0.10 par value	$8.04
Investor C — Based on net assets of $6,585,824 and 836,880 shares outstanding, 400 million shares authorized, $0.10 par value	$7.87

See Notes to Financial Statements.

BLACKROCK LARGE CAP CORE PLUS FUND	SEPTEMBER 30, 2011	13

Statement of Operations

Year Ended September 30, 2011
Investment Income
Dividends — unaffiliated	$336,632
Foreign taxes withheld	(601)
Dividends — affiliated	290
Total income	336,321

Expenses
Investment advisory	219,420
Service — Investor A	14,747
Service and distribution — Investor C	56,069
Registration	46,280
Printing	38,312
Professional	30,269
Custodian	17,955
Transfer agent — Institutional	2,513
Transfer agent — Investor A	2,782
Transfer agent — Investor C	4,830
Officer and Directors	3,341
Accounting services	2,841
Miscellaneous	16,178
Total expenses excluding dividend expense, stock loan fees and interest expense	455,537
Dividend expense	65,196
Stock loan fees	20,104
Interest expense	18,373
Total expenses	559,210
Less fees waived and/or reimbursed by advisor	(100,321)
Less transfer agent fees reimbursed — class specific	(7,695)
Total expenses after fees waived and reimbursed	451,194
Net investment loss	(114,873)

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	(421,791)
Short sales	24,491
(397,300)
Net change in unrealized appreciation/depreciation on:
Investments	(7,721,603)
Short sales	2,249,809
(5,471,794)
Total realized and unrealized loss	(5,869,094)
Net Decrease in Net Assets Resulting from Operations	$(5,983,967)

See Notes to Financial Statements.

14	BLACKROCK LARGE CAP CORE PLUS FUND	SEPTEMBER 30, 2011

Statements of Changes in Net Assets

	Year Ended September 30,
Increase (Decrease) in Net Assets:	2011	2010
Operations
Net investment income (loss)	$(114,873)	$8,859
Net realized gain (loss)	(397,300)	2,281,488
Net change in unrealized appreciation/depreciation	(5,471,794)	(1,569,718)
Net increase (decrease) in net assets resulting from operations	(5,983,967)	720,629

Dividends to Shareholders From
Net investment income:
Institutional	—	(75,401)
Investor A	—	(51,768)
Investor C	—	(67,832)
Decrease in net assets resulting from dividends to shareholders	—	(195,001)

Capital Share Transactions
Net increase (decrease) in net assets derived from capital share transactions	30,557,984	(2,970,271)

Net Assets
Total increase (decrease) in net assets	24,574,017	(2,444,643)
Beginning of year	9,448,983	11,893,626
End of year	$34,023,000	$9,448,983
Accumulated net investment loss	$(925)	—

See Notes to Financial Statements.

BLACKROCK LARGE CAP CORE PLUS FUND	SEPTEMBER 30, 2011	15

Financial Highlights

	Institutional				Investor A
	Year Ended September 30,		Period November 1, 2008 to September 30, 2009	Period December 19, 2007[1] to October 31, 2008	Year Ended September 30,		Period November 1, 2008 to September 30, 2009	Period December 19, 2007[1] to October 31, 2008
	2011	2010			2011	2010
Per Share Operating Performance
Net asset value, beginning of period	$7.98	$7.58	$6.98	$10.00	$7.93	$7.55	$6.96	$10.00
Net investment income (loss)[2]	(0.03)	0.05	0.06	(0.16)	(0.05)	0.02	0.07	(0.17)
Net realized and unrealized gain (loss)	0.16	0.51	0.54	(2.86)	0.16	0.51	0.52	(2.87)
Net increase (decrease) from investment operations	0.13	0.56	0.60	(3.02)	0.11	0.53	0.59	(3.04)
Dividends from net investment income	—	(0.16)	—	—	—	(0.15)	—	—
Net asset value, end of period	$8.11	$7.98	$7.58	$6.98	$8.04	$7.93	$7.55	$6.96

Total Investment Return[3]
Based on net asset value	1.63%	7.46%	8.60%[4]	(30.20)%[4]	1.39%	7.02%	8.48%[4]	(30.40)%[4]

Ratios to Average Net Assets
Total expenses	2.56%	4.11%	3.81%[5]	4.14%[5]	2.90%	4.37%	4.14%[5]	4.18%[5]
Total expenses after fees waived and reimbursed	2.08%	1.50%	1.33%[5]	3.85%[5]	2.36%	1.84%	1.26%[5]	4.14%[5]
Total expenses after fees waived and reimbursed and excluding dividend expense	1.72%	0.91%	0.85%[5]	3.23%[5]	2.00%	1.25%	0.76%[5]	3.51%[5]
Total expenses after fees waived and reimbursed and excluding dividend expense, stock loan fees and interest expense	1.50%	0.66%	0.44%[5]	2.90%[5]	1.79%	1.00%	0.33%[5]	3.18%[5]
Net investment income (loss)	(0.29)%	0.66%	1.05%[5]	(2.04)%[5]	(0.54)%	0.30%	1.16%[5]	(2.30)%[5]

Supplemental Data
Net assets, end of period (000)	$16,688	$2,700	$3,630	$14,672	$10,749	$2,536	$2,798	$1,815
Portfolio turnover	126%	192%	193%	109%	126%	192%	193%	109%

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

[4]	Aggregate total investment return.

[5]	Annualized.

See Notes to Financial Statements.

16	BLACKROCK LARGE CAP CORE PLUS FUND	SEPTEMBER 30, 2011

Financial Highlights (concluded)

	Investor C
	Year Ended September 30,		Period November 1, 2008 to September 30,	Period December 19, 2007[1] to October 31,
	2011	2010	2009	2008
Per Share Operating Performance
Net asset value, beginning of period	$7.82	$7.45	$6.91	$10.00
Net investment income (loss)[2]	(0.10)	(0.03)	0.03	(0.23)
Net realized and unrealized gain (loss)	0.15	0.50	0.51	(2.86)
Net increase (decrease) from investment operations	0.05	0.47	0.54	(3.09)
Dividends from net investment income	—	(0.10)	—	—
Net asset value, end of period	$7.87	$7.82	$7.45	$6.91

Total Investment Return[3]
Based on net asset value	0.64%	6.29%	7.81%[4]	(30.90)%[4]

Ratios to Average Net Assets

Total expenses	3.83%	5.14%	4.88%[5]	4.46%[5]
Total expenses after fees waived and reimbursed	3.04%	2.54%	1.99%[5]	4.43%[5]
Total expenses after fees waived and reimbursed and excluding dividend expense	2.70%	1.95%	1.50%[5]	4.23%[5]
Total expenses after fees waived and reimbursed and excluding dividend expense, stock loan fees and interest expense	2.50%	1.70%	1.07%[5]	3.90%[5]
Net investment income (loss)	(1.13)%	(0.40)%	0.41%[5]	(3.03)%[5]

Supplemental Data
Net assets, end of period (000)	$6,586	$4,213	$5,466	$3,804
Portfolio turnover	126%	192%	193%	109%

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

[4]	Aggregate total investment return.

[5]	Annualized.

See Notes to Financial Statements.

BLACKROCK LARGE CAP CORE PLUS FUND	SEPTEMBER 30, 2011	17

Notes to Financial Statements

1. Organization and Significant Accounting Policies:

BlackRock Large Cap Core Plus Fund (the “Fund”) of BlackRock Large Cap Series Funds, Inc. (the “Corporation”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified, open-end management investment company. The Corporation is organized as a Maryland corporation. The Fund’s financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“US GAAP”), which may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The Fund offers multiple classes of shares. Institutional Shares are sold without a sales charge and only to certain eligible investors. Investor A Shares are generally sold with a front-end sales charge. Investor C Shares may be subject to a CDSC. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Investor A and Investor C Shares bear certain expenses related to the shareholder servicing of such shares, and Investor C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures.

The following is a summary of significant accounting policies followed by the Fund:

Valuation: US GAAP defines fair value as the price the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund fair values its financial instruments at market value using independent dealers or pricing services under policies approved by the Board of Directors of the Corporation (the “Board”). Equity investments traded on a recognized securities exchange or the NASDAQ Global Market System (“NASDAQ”) are valued at the last reported sale price that day or the NASDAQ official closing price, if applicable. For equity investments traded on more than one exchange, the last reported sale price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last available bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that such prior day’s price no longer reflects the fair value of the security. Investments in open-end registered investment companies are valued at net asset value each business day. Short-term securities with remaining maturities of 60 days or less may be valued at amortized cost, which approximates fair value.

In the event that application of these methods of valuation results in a price for an investment which is deemed not to be representative of the market value of such investment or if a price is not available, the investment will be valued in accordance with a policy approved by the Board as reflecting fair value (“Fair Value Assets”). When determining the price for Fair Value Assets, the investment advisor and/or the sub-advisor seeks to determine the price that the Fund might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the investment advisor and/or sub-advisor deems relevant. The pricing of all Fair Value Assets is subsequently reported to the Board or a committee thereof.

Short Sales: The Fund may enter into short sale transactions in which the Fund sells a security it does not hold in anticipation of a decline in the market price of that security. When the Fund makes a short sale, it will borrow the security sold short and deliver it to the counterparty to which it sold the security short. An amount equal to the proceeds received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the market value of the short sale. The Fund is required to repay the counterparty any dividends received on the security sold short, which is shown as dividend expense in the Statement of Operations. The Fund may pay a fee and interest on the assets borrowed from the counterparty, which are shown as stock loan fees and interest expense in the Statement of Operations. The Fund maintains a segregated account of securities or deposits cash with the broker-dealer as collateral for the short sales. The Fund may receive interest on its cash collateral deposited with the broker-dealer. The Fund is exposed to market risk based on the amount, if any, that the market value of the security increases beyond the market value at which the position was sold. Thus, a short sale of a security involves the risk that instead of declining, the price of the security sold short will rise. The short sale of securities involves the possibility of a theoretically unlimited loss since there is a theoretically unlimited potential for the market price of the security sold short to increase. A gain, limited to the price at which the Fund sold the security short, or a loss, unlimited as to the dollar amount, will be recognized upon the termination of a short sale if the market price is greater or less than the proceeds originally received. There is no assurance the Fund will be able to close out a short position at a particular time or at an acceptable price.

Segregation and Collateralization: In cases in which the 1940 Act and the interpretive positions of the Securities and Exchange Commission (“SEC”) require that the Fund either deliver collateral or segregate assets in connection with certain investments (e.g., short sales), the Fund will, consistent with SEC rules and/or certain interpretive letters issued by the SEC, segregate collateral or designate on its books and records cash or liquid securities having a market value at least equal to the amount that would otherwise be required to be physically segregated. Furthermore, based on requirements and agreements with certain exchanges and third party broker-dealers, each party to such transactions has requirements to deliver/deposit securities as collateral for certain investments.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis.

18	BLACKROCK LARGE CAP CORE PLUS FUND	SEPTEMBER 30, 2011

Notes to Financial Statements (continued)

Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund is informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, some of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on the accrual basis. Income and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Dividends and Distributions: Dividends and distributions paid by the Fund are recorded on the ex-dividend dates. The amount and timing of dividends and distributions are determined in accordance with federal income tax regulations, which may differ from US GAAP.

Income Taxes: It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

The Fund files US federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s US federal tax returns remains open for the periods ended October 31, 2008 and September 30, 2009 and the two years ended September 30, 2011. Management does not believe there are any uncertain tax positions that require recognition of a tax liability.

Recent Accounting Standard: In May 2011, the Financial Accounting Standards Board issued amended guidance to improve disclosure about fair value measurements which will require the following disclosures for fair value measurements categorized as Level 3: quantitative information about the unobservable inputs and assumptions used in the fair value measurement, a description of the valuation policies and procedures and a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs and the interrelationships between those unobservable inputs. In addition, the amounts and reasons for all transfers in and out of Level 1 and Level 2 will be required to be disclosed. The amended guidance is effective for financial statements for fiscal years beginning after December 15, 2011, and interim periods within those fiscal years. Management is evaluating the impact of this guidance on the Fund’s financial statements and disclosures.

Other: Expenses directly related to the Fund or its classes are charged to the Fund or class. Other operating expenses shared by several funds are pro rated among those funds on the basis of relative net assets or other appropriate methods. Other expenses of the Fund are allocated daily to each class based on its relative net assets.

The Fund has an arrangement with the custodian whereby fees may be reduced by credits earned on uninvested cash balances, which, if applicable, are shown as fees paid indirectly in the Statement of Operations. The custodian imposes fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

2. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. (“PNC”) and Barclays Bank PLC (“Barclays”) are the largest stockholders of BlackRock, Inc. (“BlackRock”). Due to the ownership structure, PNC is an affiliate of the Fund for 1940 Act purposes, but Barclays is not.

The Corporation, on behalf of the Fund, entered into an Investment Advisory Agreement with BlackRock Advisors, LLC (the “Manager”), the Fund’s investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services. The Manager is responsible for the management of the Fund’s portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund paid the Manager a monthly fee at an annual rate of 1.20% of the Fund’s average daily net assets from October 1, 2010 through May 31, 2011.

Effective June 1, 2011, the Fund paid the Manager a monthly fee based on a percentage of the Fund’s average daily net assets at the following annual rates:

Average Daily Net Assets	Investment Advisory Fee
First $1 billion	1.20%
$1 billion – $3 billion	1.13%
$3 billion – $5 billion	1.08%
$5 billion – $10 billion	1.04%
Greater than $10 billion	1.02%

The Manager voluntarily agreed to waive and/or reimburse fees or expenses, excluding interest expense, dividend expense, acquired fund fees and expenses and certain other fund expenses, in order to limit expenses. These amounts are included in fees waived and/or reimbursed by advisor and transfer agent fees reimbursed — class specific, respectively in the Statement of Operations. For the year ended September 30, 2011, the Manager waived or reimbursed $100,118, which is included in fees waived and/or reimbursed by advisor in the Statement of Operations. The current expense limitations as a percentage of average daily net assets are as follows: 1.50% for Institutional; 1.80% for Investor A; and 2.50% for Investor C.

BLACKROCK LARGE CAP CORE PLUS FUND	SEPTEMBER 30, 2011	19

Notes to Financial Statements (continued)

The Manager also reimbursed the Fund for transfer agent fees which are shown as transfer agent fees reimbursed — class specific in the Statement of Operations. For the year ended September 30, 2011, the class specific reimbursements were as follows:

Institutional	$2,513
Investor A	$352
Investor C	$4,830

The Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees the Fund pays to the Manager indirectly through its investment in affiliated money market funds, however the Manager does not waive its investment advisory fees by the amount of investment advisory fees paid in connection with the Fund’s investment in other affiliated investment companies, if any. This amount is included in fees waived by advisor in the Statement of Operations. For the year ended September 30, 2011, the Manager waived $203.

The Manager entered into a sub-advisory agreement with BlackRock Investment Management, LLC (“BIM”), an affiliate of the Manager. The Manager pays BIM, for services it provides, a monthly fee that is a percentage of the investment advisory fees paid by the Fund to the Manager.

For the year ended September 30, 2011, the Fund reimbursed the Manager $122 for certain accounting services, which are included in accounting services in the Statement of Operations.

The Corporation, on behalf of the Fund, entered into a Distribution Agreement and Distribution and Service Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of BlackRock. Pursuant to the Distribution and Service Plan and in accordance with Rule 12b-1 under the 1940 Act, the Fund pays BRIL ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares of the Fund as follows:

	Service Fee	Distribution Fee
Investor A	0.25%	—
Investor C	0.25%	0.75%

Pursuant to sub-agreements with BRIL, broker-dealers and BRIL provide shareholder servicing and distribution services to the Fund. The ongoing service and/or distribution fee compensates BRIL and each broker-dealer for providing shareholder servicing and/or distribution related services to Investor A and Investor C shareholders.

For the year ended September 30, 2011, affiliates earned underwriting discounts, direct commissions and dealer concessions on sales of the Fund’s Investor A Shares, which totaled $11,310.

For the year ended September 30, 2011, affiliates received $19,947 in CDSC relating to transactions in Investor C Shares.

The Manager maintains a call center, which is responsible for providing certain shareholder services to the Fund, such as responding to shareholder inquiries and processing transactions based upon instructions from shareholders with respect to the subscription and redemption of Fund shares. For the year ended September 30, 2011, the Fund reimbursed the Manager the following amounts for costs incurred in running the call center, which are included in transfer agent fees reimbursed — class specific in the Statement of Operations:

Institutional	$18
Investor A	$43
Investor C	$52

Certain officers and/or directors of the Corporation are officers and/or directors of BlackRock or its affiliates. The Fund reimburses the Manager for compensation paid to the Corporation’s Chief Compliance Officer.

3. Investments:

Purchases and sales of investments, excluding short-term securities, for the year ended September 30, 2011, were $70,299,188 and $30,656,869, respectively.

4. Income Tax Information

Reclassifications: US GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. The following permanent differences as of September 30, 2011 attributable to net operating losses were reclassified to the following accounts:

Paid-in capital	$(113,948)
Accumulated net investment loss	$113,948

The tax character of distributions paid during the fiscal years ended September 30, 2011 and September 30, 2010 was as follows:

Ordinary income	9/30/2011	—
	9/30/2010	$195,001

20	BLACKROCK LARGE CAP CORE PLUS FUND	SEPTEMBER 30, 2011

Notes to Financial Statements (continued)

As of September 30, 2011, the tax components of accumulated net losses were as follows:

Capital loss carryforwards	$(6,214,018)
Net unrealized losses*	(5,567,133)
Total	$(11,781,151)

*

The difference between book-basis and tax-basis net unrealized losses was attributable primarily to the tax deferral of losses on wash sales and the realization for tax purposes of unrealized gains on constructive sales.

As of September 30, 2011, the Fund had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates:

Expires September 30,
2016	$474,766
2017	5,739,252
Total	$6,214,018

Under the recently enacted Regulated Investment Company Modernization Act of 2010, capital losses incurred by the Fund after September 30, 2011 will not be subject to expiration. In addition, any such losses must be utilized prior to the losses incurred in the pre-enactment taxable years.

5. Borrowings:

The Fund, along with certain other funds managed by the Manager and its affiliates, is a party to a $500 million credit agreement with a group of lenders, which expired in November 2010. The Fund may borrow under the credit agreement to fund shareholder redemptions. Effective November 2009, the credit agreement had the following terms: 0.02% upfront fee on the aggregate commitment amount which was allocated to the Fund based on its net assets as of October 31, 2009, a commitment fee of 0.10% per annum based on the Fund’s pro rata share of the unused portion of the credit agreement and interest at a rate equal to the higher of (a) the one-month London Interbank Offered Rate (“LIBOR”) plus 1.25% per annum and (b) the Fed Funds rate plus 1.25% per annum on amounts borrowed. In addition, the Fund paid administration and arrangement fees, which were allocated to the Fund based on its net assets as of October 31, 2009. Effective November 2010, the credit agreement was renewed until November 2011 with the following terms: a commitment fee of 0.08% per annum based on the Fund’s pro rata share of the unused portion of the credit agreement and interest at a rate equal to the higher of (a) the one-month LIBOR plus 1.00% per annum and (b) the Fed Funds rate plus 1.00% per annum on amounts borrowed. In addition, the Fund paid administration and arrangement fees which were allocated to the Fund based on its net assets as of October 31, 2010. The Fund did not borrow under the credit agreement during the year ended September 30, 2011.

6. Concentration, Market and Credit Risk:

In the normal course of business, the Fund invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (issuer credit risk). The value of securities held by the Fund may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Fund; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to issuer credit risk, the Fund may be exposed to counterparty credit risk, or the risk that an entity with which the Fund has unsettled or open transactions may fail to or be unable to perform on its commitments. The Fund manages counterparty credit risk by entering into transactions only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Fund to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Fund’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by their value recorded in the Fund’s Statement of Assets and Liabilities, less any collateral held by the Fund. As of September 30, 2011, the Fund invested a significant portion of its assets in the information technology and health care sectors. Changes in economic conditions affecting the information technology and health care sectors would have a greater impact on the Fund and could affect the value, income and/or liquidity of positions in such securities.

BLACKROCK LARGE CAP CORE PLUS FUND	SEPTEMBER 30, 2011	21

Notes to Financial Statements (concluded)

7. Capital Share Transactions:

Transactions in capital shares for each class were as follows:

	Year Ended September 30, 2011		Year Ended September 30, 2010
	Shares	Amount	Shares	Amount
Institutional
Shares sold	2,133,655	$20,844,248	42,730	$330,773
Shares issued to shareholders in reinvestment of dividends	—	—	7,667	60,340
Total issued	2,133,655	20,844,248	50,397	391,113
Shares redeemed	(415,601)	(3,702,176)	(190,597)	(1,468,564)
Net increase (decrease)	1,718,054	$17,142,072	(140,200)	$(1,077,451)

Investor A
Shares sold	1,193,824	$11,679,983	26,948	$216,336
Shares issued to shareholders in reinvestment of dividends	—	—	4,942	38,745
Total issued	1,193,824	11,679,983	31,890	255,081
Shares redeemed	(176,828)	(1,620,082)	(82,768)	(637,069)
Net increase (decrease)	1,016,996	$10,059,901	(50,878)	$(381,988)

Investor C
Shares sold	737,958	$7,181,826	35,854	$275,611
Shares issued to shareholders in reinvestment of dividends	—	—	8,215	63,833
Total issued	737,958	7,181,826	44,069	339,444
Shares redeemed	(440,081)	(3,825,815)	(239,087)	(1,850,276)
Net increase (decrease)	297,877	$3,356,011	(195,018)	$(1,510,832)

8. Subsequent Events:

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

22	BLACKROCK LARGE CAP CORE PLUS FUND	SEPTEMBER 30, 2011

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of BlackRock Large Cap Series Funds, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of BlackRock Large Cap Core Plus Fund, one of the series constituting BlackRock Large Cap Series Funds, Inc. (the “Fund”) as of September 30, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the two years in the period then ended, the periods November 1, 2008 through September 30, 2009, and December 19, 2007 (commencement of operations) through October 31, 2008. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2011, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of BlackRock Large Cap Core Plus Fund of BlackRock Large Cap Series Funds, Inc. as of September 30, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the two years in the period then ended, the periods November 1, 2008 through September 30, 2009, and December 19, 2007 (commencement of operations) through October 31, 2008, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Boston, Massachusetts
November 25, 2011

BLACKROCK LARGE CAP CORE PLUS FUND	SEPTEMBER 30, 2011	23

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreement

The Board of Directors (the “Board,” and the members of which are referred to as “Board Members”) of BlackRock Large Cap Series Funds, Inc. (the “Corporation”) met on April 5, 2011 and May 17–18, 2011 to consider the approval of the Corporation’s investment advisory agreement (the “Advisory Agreement”) with BlackRock Advisors, LLC (the “Manager”), the Corporation’s investment advisor, on behalf of BlackRock Large Cap Core Plus Fund (the “Fund”), a series of the Corporation. The Board also considered the approval of the sub-advisory agreement (the “Sub-Advisory Agreement”) between the Manager and BlackRock Investment Management, LLC (the “Sub-Advisor”), with respect to the Fund. The Manager and the Sub-Advisor are referred to herein as “BlackRock.” The Advisory Agreement and the Sub-Advisory Agreement are referred to herein as the “Agreements.”

Activities and Composition of the Board

The Board consists of thirteen individuals, eleven of whom are not “interested persons” of the Corporation as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Board Members”). The Board Members are responsible for the oversight of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Board Members have retained independent legal counsel to assist them in connection with their duties. The Co-Chairs of the Board are each Independent Board Members. The Board has established five standing committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee, a Performance Oversight and Contract Committee and an Executive Committee, each of which is composed of Independent Board Members (except for the Executive Committee, which also has one interested Board Member) and is chaired by Independent Board Members. The Board also established an ad hoc committee, the Joint Product Pricing Committee, which consisted of Independent Board Members and directors/trustees of the boards of certain other BlackRock-managed funds, who were not “interested persons” of their respective funds.

The Agreements

Pursuant to the 1940 Act, the Board is required to consider the continuation of the Agreements on an annual basis. In connection with this process, the Board assessed, among other things, the nature, scope and quality of the services provided to the Fund by BlackRock, its personnel and its affiliates, including investment management, administrative and shareholder services, oversight of fund accounting and custody, marketing services, risk oversight, compliance program and assistance in meeting applicable legal and regulatory requirements.

The Board, acting directly and through its committees, considers at each of its meetings, and from time to time as appropriate, factors that are relevant to its annual consideration of the renewal of the Agreements, including the services and support provided by BlackRock to the Fund and its shareholders. Among the matters the Board considered were: (a) investment performance for one-, three- and five-year periods, as applicable, against peer funds, and applicable benchmarks, if any, as well as senior management’s and portfolio managers’ analysis of the reasons for any over performance or underperformance against its peers and/or benchmark, as applicable; (b) fees, including advisory, administration, if applicable, and other amounts paid to BlackRock and its affiliates by the Fund for services, such as transfer agency, marketing and distribution, call center and fund accounting; (c) Fund operating expenses and how BlackRock allocates expenses to the Fund; (d) the resources devoted to, risk oversight of, and compliance reports relating to, implementation of the Fund’s investment objective, policies and restrictions; (e) the Fund’s compliance with its Code of Ethics and other compliance policies and procedures; (f) the nature, cost and character of non-investment management services provided by BlackRock and its affiliates; (g) BlackRock’s and other service providers’ internal controls and risk and compliance oversight mechanisms; (h) BlackRock’s implementation of the proxy voting policies approved by the Board; (i) the use of brokerage commissions and execution quality of portfolio transactions; (j) BlackRock’s implementation of the Fund’s valuation and liquidity procedures; (k) an analysis of contractual and actual management fees for products with similar investment objectives across the open-end fund, exchange traded fund (“ETF”), closed-end fund and institutional account product channels, as applicable; (l) BlackRock’s compensation methodology for its investment professionals and the incentives it creates; and (m) periodic updates on BlackRock’s business.

Board Considerations in Approving the Agreements

The Approval Process: Prior to the April 5, 2011 meeting, the Board requested and received materials specifically relating to the Agreements. The Board is engaged in a process with BlackRock to review periodically the nature and scope of the information provided to better assist its deliberations. The materials provided in connection with the April meeting included (a) information independently compiled and prepared by Lipper, Inc. (“Lipper”) on fees and expenses and the investment performance of the Fund as compared with a peer group of funds as determined by Lipper (collectively, “Peers”); (b) information on the profitability of the Agreements to BlackRock and a discussion of fall-out benefits to BlackRock and its affiliates and significant shareholders; (c) a general analysis provided by BlackRock concerning investment management fees (a combination of the advisory fee and the administration fee, if any) charged to other clients, such as institutional clients, ETFs and closed-end funds, under similar investment mandates, as well as the performance of such other clients, as applicable; (d) the impact of economies of scale; (e) a summary of aggregate amounts paid by the Fund to BlackRock; (f) sales and redemption data regarding the Fund’s shares; and (g) if applicable, a comparison of management fees to similar BlackRock open-end funds, as classified by Lipper.

24	BLACKROCK LARGE CAP CORE PLUS FUND	SEPTEMBER 30, 2011

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreement (continued)

At an in-person meeting held on April 5, 2011, the Board reviewed materials relating to its consideration of the Agreements. As a result of the discussions that occurred during the April 5, 2011 meeting, and as a culmination of the Board’s year-long deliberative process, the Board presented BlackRock with questions and requests for additional information. BlackRock responded to these requests with additional written information in advance of the May 17–18, 2011 Board meeting.

At an in-person meeting held on May 17–18, 2011, the Board, including the Independent Board Members, unanimously approved the continuation of the Advisory Agreement between the Manager and the Corporation on behalf of the Fund and the Sub-Advisory Agreement between the Manager and the Sub-Advisor with respect to the Fund, each for a one-year term ending June 30, 2012. In approving the continuation of the Agreements, the Board considered: (a) the nature, extent and quality of the services provided by BlackRock; (b) the investment performance of the Fund and BlackRock; (c) the advisory fee and the cost of the services and profits to be realized by BlackRock and its affiliates from their relationship with the Fund; (d) economies of scale; (e) fall out benefits to BlackRock as a result of its relationship with the Fund; and (f) other factors deemed relevant by the Board Members.

The Board also considered other matters it deemed important to the approval process, such as payments made to BlackRock or its affiliates relating to the distribution of Fund shares, services related to the valuation and pricing of Fund portfolio holdings, direct and indirect benefits to BlackRock and its affiliates and significant shareholders from their relationship with the Fund and advice from independent legal counsel with respect to the review process and materials submitted for the Board’s review. The Board noted the willingness of BlackRock personnel to engage in open, candid discussions with the Board. The Board did not identify any particular information as controlling, and each Board Member may have attributed different weights to the various items considered.

A. Nature, Extent and Quality of the Services Provided by BlackRock: The Board, including the Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services and the resulting performance of the Fund. Throughout the year, the Board compared Fund performance to the performance of a comparable group of mutual funds and/or the performance of a relevant benchmark, if any. The Board met with BlackRock’s senior management personnel responsible for investment operations, including the senior investment officers. The Board also reviewed the materials provided by the Fund’s portfolio management team discussing Fund performance and the Fund’s investment objective, strategies and outlook.

The Board considered, among other factors, the number, education and experience of BlackRock’s investment personnel generally and the Fund’s portfolio management team, investments by portfolio managers in the funds they manage, BlackRock’s portfolio trading capabilities, BlackRock’s use of technology, BlackRock’s commitment to compliance, BlackRock’s credit analysis capabilities, BlackRock’s risk analysis capabilities and BlackRock’s approach to training and retaining portfolio managers and other research, advisory and management personnel. The Board engaged in a review of BlackRock’s compensation structure with respect to the Fund’s portfolio management team and BlackRock’s ability to attract and retain high-quality talent and create performance incentives.

In addition to advisory services, the Board considered the quality of the administrative and non-investment advisory services provided to the Fund. BlackRock and its affiliates provide the Fund with certain administrative, transfer agency, shareholder and other services (in addition to any such services provided to the Fund by third parties) and officers and other personnel as are necessary for the operations of the Fund. In addition to investment advisory services, BlackRock and its affiliates provide the Fund with other services, including (i) preparing disclosure documents, such as the prospectus, the statement of additional information and periodic shareholder reports; (ii) assisting with daily accounting and pricing; (iii) overseeing and coordinating the activities of other service providers; (iv) organizing Board meetings and preparing the materials for such Board meetings; (v) providing legal and compliance support; and (vi) performing other administrative functions necessary for the operation of the Fund, such as tax reporting, fulfilling regulatory filing requirements and call center services. The Board reviewed the structure and duties of BlackRock’s fund administration, accounting, legal and compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations.

B. The Investment Performance of the Fund and BlackRock: The Board, including the Independent Board Members, also reviewed and considered the performance history of the Fund. In preparation for the April 5, 2011 meeting, the Board worked with BlackRock and Lipper to develop a template for, and was provided with, reports independently prepared by Lipper, which included a comprehensive analysis of the Fund’s performance. The Board also reviewed a narrative and statistical analysis of the Lipper data that was prepared by BlackRock, which analyzed various factors that affect Lipper’s rankings. In connection with its review, the Board received and reviewed information regarding the investment performance of the Fund as compared to funds in the Fund’s applicable Lipper category. The Board was provided with a description of the methodology used by Lipper to select peer funds. The Board and the Board’s Performance Oversight and Contract Committee regularly review, and meet with Fund management to discuss, the performance of the Fund throughout the year.

The Board noted that, in general, the Fund performed better than its Peers in that the Fund’s performance was at or above the median of its Lipper Performance Universe in both of the one-year and since-inception periods reported.

The Board noted that BlackRock has made changes to the organization of the overall equity group management structure designed to result in a strengthened leadership team.

BLACKROCK LARGE CAP CORE PLUS FUND	SEPTEMBER 30, 2011	25

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreement (continued)

C. Consideration of the Advisory/Management Fees and the Cost of the Services and Profits to be Realized by BlackRock and its Affiliates from their Relationship with the Fund: The Board, including the Independent Board Members, reviewed the Fund’s contractual management fee ratio compared with the other funds in its Lipper category. It also compared the Fund’s total expense ratio, as well as actual management fee ratio, to those of other funds in its Lipper category. The Board considered the services provided and the fees charged by BlackRock to other types of clients with similar investment mandates, including separately managed institutional accounts.

The Board received and reviewed statements relating to BlackRock’s financial condition and profitability with respect to the services it provided the Fund. The Board was also provided with a profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to the Fund. The Board reviewed BlackRock’s profitability with respect to the Fund and other funds the Board currently oversees for the year ended December 31, 2010 compared to available aggregate profitability data provided for the years ended December 31, 2009 and December 31, 2008. The Board reviewed BlackRock’s profitability with respect to other fund complexes managed by the Manager and/or its affiliates. The Board reviewed BlackRock’s assumptions and methodology of allocating expenses in the profitability analysis, noting the inherent limitations in allocating costs among various advisory products. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by the Manager, the types of funds managed, expense allocations and business mix, and the difficulty of comparing profitability as a result of those factors.

The Board noted that, in general, individual fund or product line profitability of other advisors is not publicly available. The Board considered BlackRock’s operating margin, in general, compared to the operating margin for leading investment management firms whose operations include advising open-end funds, among other product types. That data indicates that operating margins for BlackRock, in general and with respect to its registered funds, are generally consistent with margins earned by similarly situated publicly traded competitors. In addition, the Board considered, among other things, certain third party data comparing BlackRock’s operating margin with that of other publicly-traded asset management firms. That third party data indicates that larger asset bases do not, in themselves, translate to higher profit margins.

In addition, the Board considered the cost of the services provided to the Fund by BlackRock, and BlackRock’s and its affiliates’ profits relating to the management and distribution of the Fund and the other funds advised by BlackRock and its affiliates. As part of its analysis, the Board reviewed BlackRock’s methodology in allocating its costs to the management of the Fund. The Board also considered whether BlackRock has the financial resources necessary to attract and retain high quality investment management personnel to perform its obligations under the Agreements and to continue to provide the high quality of services that is expected by the Board.

The Board noted that the Fund’s contractual management fee ratio (a combination of the advisory fee and the administration fee, if any) was above the median contractual management fee ratio paid by the Fund’s Peers, in each case before taking into account any expense reimbursements or fee waivers. The Board also noted, however, that the Fund’s actual management fee ratio, after giving effect to any expense reimbursements or fee waivers by BlackRock, was lower than or equal to the median actual management fee ratio paid by the Fund’s Peers, after giving effect to any expense reimbursements or fee waivers. The Board also noted that effective June 1, 2011, the Fund has an advisory fee arrangement that includes breakpoints that adjust the fee ratio downward as the size of the Fund increases above certain contractually specified levels. The Board also noted that BlackRock has voluntarily agreed to waive fees and/or reimburse expenses in order to limit, to a specified amount, the Fund’s total operating expenses as a percentage of the Fund’s average daily net assets on a class-by-class basis, as applicable.

D. Economies of Scale: The Board, including the Independent Board Members, considered the extent to which economies of scale might be realized as the assets of the Fund increase. The Board also considered the extent to which the Fund benefits from such economies and whether there should be changes in the advisory fee rate or structure in order to enable the Fund to participate in these economies of scale, for example through the use of breakpoints in the advisory fee based upon the asset level of the Fund.

E. Other Factors Deemed Relevant by the Board Members: The Board, including the Independent Board Members, also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates and significant shareholders may derive from their respective relationships with the Fund, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios and risk management personnel, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates as service providers to the Fund, including for administrative, transfer agency, distribution and securities lending services. The Board also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations. The Board also noted that BlackRock may use and benefit from third party research obtained by soft dollars generated by certain registered fund transactions to assist in managing all or a number of its other client accounts. The Board further noted that BlackRock’s funds may invest in affiliated ETFs without any offset against the management fees payable by the funds to BlackRock.

26	BLACKROCK LARGE CAP CORE PLUS FUND	SEPTEMBER 30, 2011

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreement (concluded)

In connection with its consideration of the Agreements, the Board also received information regarding BlackRock’s brokerage and soft dollar practices. The Board received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.

The Board noted the competitive nature of the open-end fund marketplace, and that shareholders are able to redeem their Fund shares if they believe that the Fund’s fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

Conclusion

The Board, including the Independent Board Members, unanimously approved the continuation of the Advisory Agreement between the Manager and the Corporation on behalf of the Fund for a one-year term ending June 30, 2012 and the Sub-Advisory Agreement between the Manager and the Sub-Advisor, with respect to the Fund, for a one-year term ending June 30, 2012. As part of its approval, the Board considered the detailed review of BlackRock’s fee structure, as it applies to the Fund, conducted by the ad hoc Joint Product Pricing Committee. Based upon its evaluation of all of the aforementioned factors in their totality, the Board, including the Independent Board Members, was satisfied that the terms of the Agreements were fair and reasonable and in the best interest of the Fund and its shareholders. In arriving at its decision to approve the Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making this determination. The contractual fee arrangements for the Fund reflect the results of several years of review by the Board Members and predecessor Board Members, and discussions between such Board Members (and predecessor Board Members) and BlackRock. As a result, the Board Members’ conclusions may be based in part on their consideration of these arrangements in prior years.

BLACKROCK LARGE CAP CORE PLUS FUND	SEPTEMBER 30, 2011	27

Officers and Directors

Name, Address and Year of Birth	Position(s) Held with Corporation	Length of Time Served as a Director[2]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Directorships
Independent Directors[1]
Ronald W. Forbes 55 East 52nd Street New York, NY 10055 1940	Co-Chairman of the Board and Director	Since 2007	Professor Emeritus of Finance, School of Business, State University of New York at Albany since 2000.	33 RICs consisting of 107 Portfolios	None
Rodney D. Johnson 55 East 52nd Street New York, NY 10055 1941	Co-Chairman of the Board and Director	Since 2007

President, Fairmount Capital Advisors, Inc. since 1987; Member of the Archdiocesan Investment Committee of the Archdiocese of Philadelphia since 2004; Director, The Committee of Seventy (civic) since 2006; Director, Fox Chase Cancer Center from 2004 to 2010.

				33 RICs consisting of 107 Portfolios	None
David O. Beim 55 East 52nd Street New York, NY 10055 1940	Director	Since 2007

Professor of Professional Practice at the Columbia University Graduate School of Business since 1991; Trustee, Phillips Exeter Academy since 2002; Chairman, Wave Hill, Inc. (public garden and cultural center) from 1990 to 2006.

				33 RICs consisting of 107 Portfolios	None
Dr. Matina S. Horner 55 East 52nd Street New York, NY 10055 1939	Director	Since 2007	Executive Vice President of Teachers Insurance and Annuity Association and College Retirement Equities Fund from 1989 to 2003.	33 RICs consisting of 107 Portfolios	NSTAR (electric and gas utility)
Herbert I. London 55 East 52nd Street New York, NY 10055 1939	Director	Since 2007

Professor Emeritus, New York University since 2005; John M. Olin Professor of Humanities, New York University from 1993 to 2005 and Professor thereof from 1980 to 2005; President, Hudson Institute (policy research organization) since 1997 and Trustee thereof since 1980; Chairman of the Board of Trustees for Grantham University since 2006; Director, InnoCentive, Inc. (strategic solutions company) since 2005; Director, Cerego, LLC (software development and design) since 2005; Director, Cybersettle (dispute resolution technology) since 2009.

				33 RICs consisting of 107 Portfolios	AIMS Worldwide, Inc. (marketing)
Cynthia A. Montgomery 55 East 52nd Street New York, NY 10055 1952	Director	Since 2007	Professor, Harvard Business School since 1989; Director, McLean Hospital since 2005; Director, Harvard Business School Publishing from 2005 to 2010.	33 RICs consisting of 107 Portfolios	Newell Rubbermaid, Inc. (manufacturing)
Joseph P. Platt 55 East 52nd Street New York, NY 10055 1947	Director	Since 2007

Director, The West Penn Allegheny Health System (a not-for-profit health system) since 2008; Director, Jones and Brown (Canadian insurance broker) since 1998; General Partner, Thorn Partners, LP (private investment) since 1998; Director, WQED Multi-Media (public broadcasting not-for-profit) since 2001; Partner, Amarna Corporation, LLC (private investment company) from 2002 to 2008.

				33 RICs consisting of 107 Portfolios	Greenlight Capital Re, Ltd (reinsurance company)
Robert C. Robb, Jr. 55 East 52nd Street New York, NY 10055 1945	Director	Since 2007	Partner, Lewis, Eckert, Robb and Company (management and financial consulting firm) since 1981.	33 RICs consisting of 107 Portfolios	None
Toby Rosenblatt 55 East 52nd Street New York, NY 10055 1938	Director	Since 2007

President, Founders Investments Ltd. (private investments) since 1999; Director, College Access Foundation of California (philanthropic foundation) since 2009; Director, Forward Management, LLC since 2007; Director, A.P. Pharma, Inc. (specialty pharmaceuticals) from 1983 to 2011; Director, The James Irvine Foundation (philanthropic foundation) from 1998 to 2008.

				33 RICs consisting of 107 Portfolios	None

28	BLACKROCK LARGE CAP CORE PLUS FUND	SEPTEMBER 30, 2011

Officers and Directors (continued)

Name, Address and Year of Birth	Position(s) Held with Corporation	Length of Time Served as a Director[2]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Directorships
Independent Directors[1] (concluded)
Kenneth L. Urish 55 East 52nd Street New York, NY 10055 1951	Director	Since 2007

Managing Partner, Urish Popeck & Co., LLC (certified public accountants and consultants) since 1976; Chairman Elect of the Professional Ethics Committee of the Pennsylvania Institute of Certified Public Accountants and Committee Member thereof since 2007; Member of External Advisory Board, The Pennsylvania State University Accounting Department since 2001; Trustee, The Holy Family Foundation from 2001 to 2010; President and Trustee, Pittsburgh Catholic Publishing Associates from 2003 to 2008; Director, Inter-Tel from 2006 to 2007.

				33 RICs consisting of 107 Portfolios	None
Frederick W. Winter 55 East 52nd Street New York, NY 10055 1945	Director	Since 2007

Professor and Dean Emeritus of the Joseph M. Katz School of Business, University of Pittsburgh since 2005 and Dean thereof from 1997 to 2005; Director, Alkon Corporation (pneumatics) since 1992; Director, Tippman Sports (recreation) since 2005; Director, Indotronix International (IT services) from 2004 to 2008.

				33 RICs consisting of 107 Portfolios	None

[1]

Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72. The Board has approved one-year extensions in terms of Directors who turn 72 prior to December 31, 2013.

[2]

Date shown is the earliest date a person has served for the Corporation covered by this annual report. Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. (“BlackRock”) in September 2006, the various legacy MLIM and legacy BlackRock Fund boards were realigned and consolidated into three new Fund boards in 2007. As a result, although the chart shows Directors as joining the Corporation’s board in 2007, each Director first became a member of the board of other legacy MLIM or legacy BlackRock Funds as follows: David O. Beim, 1998; Ronald W. Forbes, 1977; Dr. Matina S. Horner, 2004; Rodney D. Johnson, 1995; Herbert I. London, 1987; Cynthia A. Montgomery, 1994; Joseph P. Platt, 1999; Robert C. Robb, Jr., 1998; Toby Rosenblatt, 2005; Kenneth L. Urish, 1999; and Frederick W. Winter, 1999.

Interested Directors[3]
Paul L. Audet 55 East 52nd Street New York, NY 10055 1953	Director	Since 2011

Senior Managing Director, BlackRock and Head of BlackRock’s Real Estate business from 2008 to 2011; Member of BlackRock’s Global Operating and Corporate Risk Management Committees and of the BlackRock Alternative Investors Executive Committee and Investment Committee for the Private Equity Fund of Funds business since 2008; Head of BlackRock’s Global Cash Management business from 2005 to 2010; Acting Chief Financial Officer of BlackRock from 2007 to 2008; Chief Financial Officer of BlackRock from 1998 to 2005.

			158 RICs consisting of 286 Portfolios	None
Henry Gabbay 55 East 52nd Street New York, NY 10055 1947	Director	Since 2007

Consultant, BlackRock from 2007 to 2008; Managing Director, BlackRock from 1989 to 2007; Chief Administrative BlackRock Advisors, LLC from 1998 to 2007; President of BlackRock Funds and BlackRock Bond Allocation Target Shares from 2005 to 2007 and Treasurer of certain closed-end funds in the BlackRock fund complex from 1989 to 2006.

			158 RICs consisting of 286 Portfolios	None

[3]

Mr. Audet is an “interested person,” as defined in the 1940 Act, of the Corporation based on his position with BlackRock and its affiliates. Mr. Gabbay is an “interested person” of the Corporation based on his former positions with BlackRock and its affiliates as well as his ownership of BlackRock and The PNC Financial Services Group, Inc. securities. Mr. Audet and Mr. Gabbay are also Directors of the BlackRock registered closed-end funds and Directors of other BlackRock registered open-end funds. Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72. The Board has approved one-year extensions in terms of Directors who turn 72 prior to December 31, 2013.

BLACKROCK LARGE CAP CORE PLUS FUND	SEPTEMBER 30, 2011	29

Officers and Directors (concluded)

Name, Address and Year of Birth	Position(s) Held with Corporation	Length of Time Served	Principal Occupation(s) During Past Five Years
Officers[1]
John M. Perlowski 55 East 52nd Street New York, NY 10055 1964	President and Chief Executive Officer	Since 2010

Managing Director of BlackRock since 2009; Global Head of BlackRock Fund Administration since 2009; Managing Director and Chief Operating Officer of the Global Product Group at Goldman Sachs Asset Management, L.P. from 2003 to 2009; Treasurer of Goldman Sachs Mutual Funds from 2003 to 2009 and Senior Vice President thereof from 2007 to 2009; Director of Goldman Sachs Offshore Funds from 2002 to 2009; Director of Family Resource Network (charitable foundation) since 2009.

Brendan Kyne 55 East 52nd Street New York, NY 10055 1977	Vice President	Since 2009

Managing Director of BlackRock since 2010; Director of BlackRock from 2008 to 2009; Head of Product Development and Management for BlackRock’s US Retail Group since 2009 and Co-head thereof from 2007 to 2009; Vice President of BlackRock from 2005 to 2008.

Neal Andrews 55 East 52nd Street New York, NY 10055 1966	Chief Financial Officer	Since 2007	Managing Director of BlackRock since 2006; Senior Vice President and Line of Business Head of Fund Accounting and Administration at PNC Global Investment Servicing (U.S.) Inc. from 1992 to 2006.
Jay Fife 55 East 52nd Street New York, NY 10055 1970	Treasurer	Since 2007

Managing Director of BlackRock since 2007; Director of BlackRock in 2006; Assistant Treasurer of the MLIM and Fund Asset Management, L.P. advised funds from 2005 to 2006; Director of MLIM Fund Services Group from 2001 to 2006.

Brian Kindelan 55 East 52nd Street New York, NY 10055 1959	Chief Compliance Officer and Anti-Money Laundering Officer	Since 2007	Chief Compliance Officer of the BlackRock-advised funds since 2007; Managing Director and Senior Counsel of BlackRock since 2005.
Ira P. Shapiro 55 East 52nd Street New York, NY 10055 1963	Secretary	Since 2010	Managing Director of BlackRock since 2009; Managing Director and Associate General Counsel of Barclays Global Investors from 2008 to 2009 and Principal thereof from 2004 to 2008.

[1]	Officers of the Corporation serve at the pleasure of the Board of Directors.

Further information about the Corporation’s Officers and Directors is available in the Fund’s Statement of Additional Information, which can be obtained without charge by calling (800) 441-7762.

Investment Advisor

BlackRock Advisors, LLC
Wilmington, DE 19809

Sub-Advisor

BlackRock Investment Management, LLC
Princeton, NJ 08540

Custodian

Brown Brothers Harriman & Co.
Boston, MA 02109

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.
Wilmington, DE 19809

Distributor

BlackRock Investments, LLC
New York, NY 10022

Legal Counsel

Sidley Austin LLP
New York, NY 10019

Accounting Agent

State Street Bank and Trust Company
Boston, MA 02116

Independent Registered Public Accounting Firm

Deloitte & Touche LLP
Boston, MA 02116

Address of the Fund

100 Bellevue Parkway
Wilmington, DE 19809

Effective September 22, 2011, Richard S. Davis resigned as Director of the Corporation, and Paul L. Audet became Director of the Corporation.

30	BLACKROCK LARGE CAP CORE PLUS FUND	SEPTEMBER 30, 2011

Additional Information

General Information

Electronic Delivery

Electronic copies of most financial reports and prospectuses are available on the Fund’s website or shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual reports and prospectuses by enrolling in the Fund’s electronic delivery program.

To enroll:

Shareholders Who Hold Accounts with Investment Advisors, Banks or Brokerages:

Please contact your financial advisor. Please note that not all investment advisors, banks or brokerages may offer this service.

Shareholders Who Hold Accounts Directly with BlackRock:

1) Access the BlackRock website at http://www.blackrock.com/edelivery

2) Select “eDelivery” under the “More Information” section

3) Log into your account

Householding

The Fund will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Fund at (800) 441-7762.

Availability of Quarterly Portfolio Schedule

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on how to access documents on the SEC’s website without charge may be obtained by calling (800) SEC-0330. The Fund’s Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request by calling (800) 441-7762; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information on how the Fund voted proxies relating to securities held in the Fund’s portfolio during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com or by calling (800) 441-7762 and (2) on the SEC’s website at http://www.sec.gov.

BLACKROCK LARGE CAP CORE PLUS FUND	SEPTEMBER 30, 2011	31

Additional Information (continued)

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM EST on any business day to get information about your account balances, recent transactions and share prices. You can also reach us on the Web at http://www.blackrock.com/funds.

Automatic Investment Plans

Investor Class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor Class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

32	BLACKROCK LARGE CAP CORE PLUS FUND	SEPTEMBER 30, 2011

Additional Information (concluded)

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

BLACKROCK LARGE CAP CORE PLUS FUND	SEPTEMBER 30, 2011	33

A World-Class Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed income and tax-exempt investing.

Equity Funds

BlackRock ACWI ex-US Index Fund
BlackRock All-Cap Energy & Resources Portfolio
BlackRock Asset Allocation Portfolio†
BlackRock Balanced Capital Fund†
BlackRock Basic Value Fund
BlackRock Capital Appreciation Fund
BlackRock China Fund
BlackRock Energy & Resources Portfolio
BlackRock Equity Dividend Fund
BlackRock EuroFund
BlackRock Focus Growth Fund
BlackRock Global Allocation Fund†
BlackRock Global Dividend Income Portfolio
BlackRock Global Dynamic Equity Fund
BlackRock Global Emerging Markets Fund
BlackRock Global Opportunities Portfolio
BlackRock Global SmallCap Fund
BlackRock Health Sciences Opportunities Portfolio
BlackRock Index Equity Portfolio
BlackRock India Fund
BlackRock International Fund
BlackRock International Index Fund
BlackRock International Opportunities Portfolio
BlackRock Large Cap Core Fund
BlackRock Large Cap Core Plus Fund
BlackRock Large Cap Growth Fund
BlackRock Large Cap Value Fund
BlackRock Latin America Fund
BlackRock Mid-Cap Growth Equity Portfolio
BlackRock Mid-Cap Value Equity Portfolio
BlackRock Mid Cap Value Opportunities Fund
BlackRock Natural Resources Trust
BlackRock Pacific Fund
BlackRock Russell 1000 Index Fund
BlackRock Science & Technology Opportunities Portfolio
BlackRock Small Cap Growth Equity Portfolio
BlackRock Small Cap Growth Fund II
BlackRock Small Cap Index Fund
BlackRock S&P 500 Index Fund
BlackRock S&P 500 Stock Fund
BlackRock U.S. Opportunities Portfolio
BlackRock Value Opportunities Fund
BlackRock World Gold Fund

Fixed Income Funds

BlackRock Bond Index Fund
BlackRock Core Bond Portfolio
BlackRock Emerging Market Debt Portfolio
BlackRock Floating Rate Income Portfolio
BlackRock GNMA Portfolio
BlackRock High Yield Bond Portfolio
BlackRock Income Builder Portfolio†
BlackRock Inflation Protected Bond Portfolio
BlackRock International Bond Portfolio
BlackRock Long Duration Bond Portfolio
BlackRock Low Duration Bond Portfolio
BlackRock Multi-Sector Bond Portfolio
BlackRock Strategic Income Opportunities Portfolio
BlackRock Total Return Fund
BlackRock US Government Bond Portfolio
BlackRock World Income Fund
US Mortgage Portfolio

Municipal Bond Funds

BlackRock California Municipal Bond Fund
BlackRock High Yield Municipal Fund
BlackRock Intermediate Municipal Fund
BlackRock National Municipal Fund
BlackRock New Jersey Municipal Bond Fund
BlackRock New York Municipal Bond Fund
BlackRock Pennsylvania Municipal Bond Fund
BlackRock Short-Term Municipal Fund

Target Risk & Target Date Funds†

BlackRock Prepared Portfolios
Conservative Prepared Portfolio
Moderate Prepared Portfolio
Growth Prepared Portfolio
Aggressive Growth Prepared Portfolio

BlackRock Lifecycle Prepared Portfolios
2015
2020
2025
2030
2035
2040
2045
2050

LifePath Portfolios
Retirement
2020
2025
2030
2035
2040
2045
2050
2055

LifePath Index Portfolios
Retirement
2020
2025
2030
2035
2040
2045
2050
2055

†	Mixed asset fund.

BlackRock mutual funds are currently distributed by BlackRock Investments, LLC. You should consider the investment objectives, risks, charges and expenses of the funds under consideration carefully before investing. Each fund’s prospectus contains this and other information and is available at www.blackrock.com or by calling (800) 441-7762 or from your financial advisor. The prospectus should be read carefully before investing.

34	BLACKROCK LARGE CAP CORE PLUS FUND	SEPTEMBER 30, 2011

This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

#LCCP-9/11-AR

Item 2 –

Code of Ethics – The registrant (or the “Fund”) has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. During the period covered by this report, there have been no amendments to or waivers granted under the code of ethics. A copy of the code of ethics is available without charge at www.blackrock.com.

Item 3 –

Audit Committee Financial Expert – The registrant’s board of directors (the “board of directors”), has determined that (i) the registrant has the following audit committee financial expert serving on its audit committee and (ii) each audit committee financial expert is independent:

Kenneth L. Urish

Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

Item 4 –	Principal Accountant Fees and Services

The following table presents fees billed by Deloitte & Touche LLP (“D&T”) in each of the last two fiscal years for the services rendered to the Fund:

	(a) Audit Fees		(b) Audit-Related Fees[1]		(c) Tax Fees[2]		(d) All Other Fees[3]
Entity Name	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End
BlackRock Large Cap Core Plus Fund of BlackRock Large Cap Series Funds, Inc.	$31,000	$30,000	$0	$0	$6,600	$6,100	$0	$5

The following table presents fees billed by D&T that were required to be approved by the registrant’s audit committee (the “Committee”) for services that relate directly to the operations or financial reporting of the Fund and that are rendered on behalf of BlackRock Advisors, LLC (“Investment Adviser” or “BlackRock”) and entities controlling, controlled by, or under common control with BlackRock (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Fund (“Fund Service Providers”):

	Current Fiscal Year End	Previous Fiscal Year End
(b) Audit-Related Fees[1]	$0	$0
(c) Tax Fees[2]	$0	$0
(d) All Other Fees[3]	$3,030,000	$2,950,000

1 The nature of the services includes assurance and related services reasonably related to the performance of the audit of financial statements not included in Audit Fees.

2 The nature of the services includes tax compliance, tax advice and tax planning.

3 Aggregate fees borne by BlackRock in connection with the review of compliance procedures and attestation thereto performed by D&T with respect to all of the registered closed-end funds and some of the registered open-end funds advised by BlackRock.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

The Committee has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the Investment Adviser and Fund Service Providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are a) consistent with the SEC’s auditor independence rules and b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis (“general pre-approval”). The term of any general pre-approval is 12 months from the date of the pre-approval, unless the Committee provides for a different period. Tax or other non-audit services provided to the registrant which have a direct impact on the operations or financial reporting of the registrant will only be deemed pre-approved provided that any individual project does not exceed $10,000 attributable to the registrant or $50,000 per project. For this purpose, multiple projects will be aggregated to determine if they exceed the previously mentioned cost levels.

Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting. At this meeting, an analysis of such services is presented to the Committee for ratification. The Committee may delegate to the Committee Chairman the authority to approve the provision of and fees for any specific engagement of permitted non-audit services, including services exceeding pre-approved cost levels.

(e)(2) None of the services described in each of Items 4(b) through (d) were approved by the Committee pursuant to the de minimus exception in paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not Applicable

(g) The aggregate non-audit fees paid to the accountant for services rendered by the accountant to the registrant, the Investment Adviser and the Fund Service Providers were:

Entity Name	Current Fiscal Year End	Previous Fiscal Year End
BlackRock Large Cap Core Plus Fund of BlackRock Large Cap Series Funds, Inc.	$6,600	$16,882

Additionally, SAS No. 70 fees for the current and previous fiscal years of $3,030,000 and $2,950,000, respectively, were billed by D&T to the Investment Adviser.

(h) The Committee has considered and determined that the provision of non-audit services that were rendered to the Investment Adviser, and the Fund Service Providers that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5 –	Audit Committee of Listed Registrants – Not Applicable

Item 6 –	Investments
(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this Form.
(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – Not Applicable

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 10 –	Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

11(a) –

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

11(b) –

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Exhibits attached hereto

12(a)(1) –	Code of Ethics – See Item 2

12(a)(2) –	Certifications – Attached hereto

12(a)(3) –	Not Applicable

12(b) –	Certifications – Attached hereto

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Large Cap Core Plus Fund of BlackRock Large Cap Series Funds, Inc.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Large Cap Core Plus Fund of BlackRock Large Cap Series Funds, Inc.

Date: November 30, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Large Cap Core Plus Fund of BlackRock Large Cap Series Funds, Inc.

Date: November 30, 2011

By:	/s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of
BlackRock Large Cap Core Plus Fund of BlackRock Large Cap Series Funds, Inc.

Date: November 30, 2011